UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by Registrant ☑ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DWS MONEY MARKET TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

1

CASH MANAGEMENT PORTFOLIO

DWS MONEY MARKET TRUST

Cash Management Fund

Cash Reserves Fund Institutional

Deutsche Money Market Series

CASH RESERVE FUND, INC.

Prime Series

A Message from the Funds’ President

October __, 2015

Dear Shareholder,

I am writing to you to ask for your vote on an important matter that affects your investment in the funds listed above (each a “Fund” and collectively, the “Funds”). While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out, signing and mailing the enclosed proxy card, or voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a Revised Fundamental Investment Policy Relating to Concentration.

Your Fund’s investment advisor has spent significant time assessing the impact of recent changes to federal rules impacting the operation of money market funds. Based on its review, your Fund’s investment advisor has proposed a revision to your Fund’s fundamental investment policy relating to concentration which would enable your Fund to operate as a “government money market fund.” Under the new rules, by operating your Fund as a government money market fund, your Fund will be able to continue to seek to maintain a stable $1.00 net asset value per share (“NAV”). (Although your Fund will seek to maintain a $1.00 NAV, there is no guarantee that it will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, as a government money market fund, your Fund will not be subject to liquidity fees and/or redemption gates, allowing you to continue to use your Fund as you do today. The proposal has been carefully reviewed by your Fund’s Board of Trustees/Directors (collectively, the “Board”). The Board believes this proposal is in the best interests of your Fund and it recommends that shareholders vote FOR the proposal.

The enclosed proxy statement provides greater detail about the proposal to revise each Fund’s fundamental investment policy relating to concentration, including why it is being proposed and how it would affect your Fund. Please read these materials carefully.

We want to hear from you as the shareholders of the Fund. Whether or not you plan to be present at the shareholder meeting, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. In some cases, you may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. Your vote is important.

1

We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at [Toll Free Number] or contact your financial advisor. Thank you for your continued support of Deutsche Asset & Wealth Management.

Best regards,

[insert signature]

Brian Binder

President

2

Questions & Answers

Cash Management Portfolio

Cash Management Fund

Cash Reserves Fund Institutional

Deutsche Money Market Series

Prime Series

Q&A

Q. What am I being asked to vote on?

A. You are being asked to vote on a proposal to revise your Fund’s fundamental investment policy relating to concentration (the “Concentration Policy”), such that your Fund will no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions.

Q. Why am I being asked to vote on the revision to my Fund’s Concentration Policy?

A. You are being asked to approve the revision to your Fund’s Concentration Policy to enable your Fund to operate as a “government money market fund” under new federal rules that relate to the operation of money market funds. Currently, your Fund operates as a “prime” institutional money market fund, which means that it can invest in high-quality, U.S. dollar-denominated, short-term money market securities from government and private issuers, including corporations and banks. Under the new rules, a government money market fund is a money market fund that invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same instruments. Each Fund’s current Concentration Policy, which requires each Fund to invest more than 25% of its total assets in obligations of banks and other financial institutions, precludes each Fund from meeting the 99.5% investment requirement. If your Fund is unable to operate as a government money market fund, each Fund would likely be required to operate as a prime institutional money market fund under the new rules. As such, each Fund would be required to float its net asset value per share (“NAV”) and be subject to liquidity fees and/or redemption gates.

Cash Management Fund, Cash Reserves Fund Institutional, Deutsche Money Market Series and Prime Series are each a “feeder” fund that pursues its investment objective by investing substantially all of its assets in a “master portfolio,” the Cash Management Portfolio (the “Portfolio”), under a master-feeder arrangement. The Portfolio invests directly in securities and other instruments and your Fund has the same investment objective and policies as the Portfolio. As a result, in addition to your vote on the Proposal as it relates to your Fund, you are also being asked to instruct your Fund on how to vote its shares of the Portfolio on the Proposal.

Q. What are the reasons for converting my Fund to a government money market fund?

A. Since the adoption by the Securities and Exchange Commission in July 2014 of new rules impacting the operation of money market funds, Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to your Fund, has spent significant time assessing the new rules, including the potential impact to your Fund and its shareholders and has discussed its assessment with your Fund’s Board over the course of several meetings. Based on its assessment, DIMA believes that each Fund, as currently structured, would be required to operate as a “prime institutional money market fund” under the new rules. As a prime institutional money market fund, the Portfolio would be required to value its portfolio securities using market-based factors and shareholders of each Fund would be required to buy and sell shares of a Fund based on a floating NAV (i.e., each Fund would be unable to maintain a stable $1.00 NAV). In addition, each Fund would potentially be subject under certain circumstances to liquidity fees and/or redemption gates as a prime institutional money market fund. After listening to investor

3

feedback, DIMA believes that investors prefer access to stable NAV money market funds (e.g., funds that seek to maintain a $1.00 NAV) that will not be subject to liquidity fees and/or redemption gates. Under the new rules, by operating each Fund as a government money market fund, each Fund will be able to continue to seek to maintain a stable $1.00 NAV and the Portfolio could continue to use the same valuation methods to value its portfolio securities currently employed today. (Although each Fund will seek to maintain a $1.00 NAV, there is no guarantee that a Fund will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, as a government money market fund, each Fund will not be subject to liquidity fees and/or redemption gates. Therefore, DIMA recommended converting your Fund to a government money market fund as a way to allow shareholders to continue to use their Fund as they do today.

Q. What effect would the revised Concentration Policy have on my Fund?

A. If shareholders approve the proposal, your Fund will revise its current Concentration Policy, so that your Fund will no longer invest more than 25% of its total assets in obligations of banks and other financial institutions. In addition, your Fund will make other changes, which do not require shareholder approval, that will allow your Fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these instruments, changing the Fund’s investment objective, and reducing the management fee rate paid by the Fund to DIMA.

If shareholders approve the proposal, your Fund also intends to change its name as follows:

Current Fund Name	New Fund Name
Cash Management Portfolio	Government Cash Management Portfolio
Cash Management Fund	Deutsche Government Cash Management Fund
Cash Reserves Fund Institutional	Deutsche Government Cash Reserves Fund Institutional
Deutsche Money Market Series	Deutsche Government Money Market Series
Prime Series	Deutsche Government Series

Additionally, if your Fund does operate as a government money market fund, your Fund currently does not intend to impose liquidity fees or redemption gates upon the compliance date of the money market reforms. If your Fund were to elect to impose liquidity fees and/or redemption gates in the future, your Fund would provide you with prior notice.

Q. Who is incurring the costs of this proxy solicitation?

A. DIMA has agreed to pay for the costs of the proxy solicitation.

Q. When will the conversion be effective?

If shareholders approve the revised Concentration Policy, DIMA currently anticipates that the change to the Concentration Policy and other changes for your Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the investments of the Portfolio after shareholder approval of the revised Concentration Policy. As a result, it is expected that the Portfolio gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016.

Q. Why did my Fund’s Board recommend the proposal?

A. After carefully reviewing the proposal, your Fund’s Board believes that revising your Fund’s Concentration Policy to enable your Fund to operate as a government money market fund is in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR this proposal.

4

Q. What will happen if shareholders do not approve the proposal?

A. If shareholders do not approve the revised fundamental investment policy relating to concentration, the Board will consider other options for your Fund, in light of the new rules, that it deems to be in the best interests of each Fund, including, but not limited to, withdrawing as a feeder fund from the Portfolio.

Q. How can I vote?

A. You can vote in any one of four ways:

(1) Via the Internet, by going to the website listed on your proxy card;

(2) By telephone, with a toll-free call to the number listed on your proxy card;

(3) By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4) In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. Whom should I call for additional information about the attached proxy statement?

A. Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at [Toll free number].

5

CASH MANAGEMENT PORTFOLIO

DWS MONEY MARKET TRUST

Cash Management Fund

Cash Reserves Fund Institutional

Deutsche Money Market Series

CASH RESERVE FUND, INC.

Prime Series

345 Park Avenue, New York, New York 10154

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 21, 2015

This is the formal notice for your Fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of each Fund listed above:

A special meeting of the shareholders of each Fund listed above will be held on December 21, 2015 at [2:00 p.m.] (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”) and to transact such other business as may properly come before the Meeting:

PROPOSAL:	Approval of a Revised Fundamental Investment Policy Relating to Concentration

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the Fund at the close of business on October 7, 2015 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Cash Management Fund, Cash Reserves Fund Institutional, Deutsche Money Market Series and Prime Series (each a “Feeder” and collectively, the “Feeders”) each operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Cash Management Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Feeders and invests directly in securities and other instruments. Each Feeder’s shareholders are being asked to approve the Proposal as it relates to the Feeder. In addition, pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to a master-feeder structure, each Feeder’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder’s own shareholders. This means that each Feeder must vote its Portfolio interests in accordance with the voting instructions received from the Feeder’s shareholders. Each Feeder’s shareholders are being asked to instruct that Feeder on how to vote its interests in the Portfolio on the Proposal for which the Portfolio is soliciting shareholder approval.

6

In the event that the necessary quorum to transact business or the vote required to approve the Proposal for any Fund listed above is not obtained at the Meeting, the Meeting may be adjourned or postponed with respect to a Fund one or more times in accordance with the Fund’s governing documents and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy materials are first being mailed to shareholders on or about October __, 2015.

This proxy is being solicited on behalf of your Fund’s Board of Trustees/Directors (collectively, the “Board”).

By Order of the Board

John Millette

Secretary

October __, 2015

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you [(Toll Free Number)], or contact your financial advisor.

7

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts (1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial, GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

8

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

CASH MANAGEMENT PORTFOLIO

DWS MONEY MARKET TRUST

Cash Management Fund

Cash Reserves Fund Institutional

Deutsche Money Market Series

CASH RESERVE FUND, INC.

Prime Series

December 21, 2015

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 21, 2015:

The proxy statement is available at [www._______________________].

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors of each of the funds listed in the enclosed Notice of Special Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), to be held jointly at the offices of the Funds’ investment advisor, Deutsche Investment Management Americas Inc. (“DIMA”), 345 Park Avenue, New York, New York 10154 on December 21, 2015 at [2:00 p.m.] (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposal described below (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about October __, 2015. It explains what you should know before voting on the Proposal. Please read it carefully and keep it for future reference.

The Meeting is being held to consider and to vote on the following Proposal, as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL: All Funds	Approval of a Revised Fundamental Investment Policy Relating to Concentration

In the description of the Proposal below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust or a Maryland corporation, although all actions are actually taken by the Massachusetts business trust or Maryland corporation on behalf of the applicable Fund. The Massachusetts business trust (DWS Money Market Trust) or New York Trust (Cash Management Portfolio) are each referred to herein as a “Trust” and the Maryland corporation (Cash Reserve Fund, Inc.) is referred to herein as a “Corporation.” The term “Board,” as used herein, refers to a board of trustees of a Trust, the board of directors of the Corporation, or both, as applicable. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”) or as a director of the Corporation (a “Director”).

9

Master-Feeder Structure. Cash Management Fund, Cash Reserves Fund Institutional, Deutsche Money Market Series and Prime Series (each a “Feeder” and collectively, the “Feeders”) each operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Cash Management Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Feeders and invests directly in investment securities and other investments. Each Feeder’s shareholders are being asked to approve the Proposal as it relates to the Feeder. In addition, as a shareholder of the Portfolio, each Feeder is being asked to vote on the Proposal as it relates to the Portfolio. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to a master-feeder structure, each Feeder’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder’s own shareholders. Under the 1940 Act, each Feeder must vote its shares of the Portfolio in accordance with the voting instructions received from the Feeder’s shareholders. As a result, if you are a shareholder in a Feeder, in addition to your vote on the Proposal as it relates to your Feeder, you are also being asked to instruct your Feeder on how to vote its shares of the Portfolio on the Proposal. When a shareholder of a Feeder votes with respect to the Proposal, that vote will also constitute instructions for the Feeder to vote in the same manner on the Proposal for the Portfolio.

With respect to the Portfolio, each Feeder will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). The Feeders do not require that a specified number of holders submit voting instructions before a Feeder will vote its shares of the Portfolio at the Meeting. Because each Feeder will use proportional voting to vote its shares of the Portfolio, a small number of shareholders could determine how your Feeder votes if other shareholders fail to vote. In addition, because the Portfolio has multiple feeders (including a feeder being solicited through a separate proxy statement) it is possible that the Proposal with respect to the Portfolio will not be approved by the requisite vote even if your Feeder casts its votes to approve the Proposal. It is also possible that the Proposal with respect to the Portfolio will be approved by the requisite vote even if your Feeder casts its votes against the Proposal.

For simplicity, actions are described in this Proxy Statement as taken by each Feeder, although all actions are actually taken by the Trust or Corporation of which each Feeder is a series on behalf of that Feeder. Some actions described as taken by or with respect to each Feeder are actually actions to be taken by the Portfolio in which each Feeder invests substantially all of its assets and on which the Feeder votes as a shareholder. For purposes of convenience in this Proxy Statement, the term “shareholders,” is sometimes used to mean an investor in the Portfolio and the shares or interests held in a Feeder or the Portfolio, respectively, are collectively referred to herein as “shares.”

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Reports of the Funds (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-730-1313. Reports also are available on the Funds’ website at www.deutscheliquidity.com (all Funds except the Cash Reserve Prime Shares of Prime Series), www.deutschefunds.com (Cash Reserve Prime Shares of Prime Series only) or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

2

PROPOSAL

Approval of a Revised Fundamental Investment Policy

Relating to Concentration

Shareholders are being asked to approve a revision to each Fund’s fundamental investment policy relating to concentration (“Proposed Concentration Policy”) to enable each Fund to operate as a “government money market fund” under new federal rules that relate to the operation of money market funds. Currently, each Fund operates as a “prime” money market fund, which means that it can invest in high-quality, U.S. dollar-denominated, short-term money market securities from government and private issuers, including corporations and banks. Under the new rules, a government money market fund is a money market fund that invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same instruments. Each Fund’s current fundamental investment policy relating to concentration (“Current Concentration Policy”), which requires each Fund to invest more than 25% of its total assets in obligations of banks and other financial institutions, precludes each Fund from meeting the 99.5% investment requirement.

Since the adoption by the Securities and Exchange Commission in July 2014 of new rules impacting the operation of money market funds, DIMA, the investment advisor to the Funds, has spent significant time assessing the new rules, including the potential impact to each Fund and its shareholders, and has discussed its assessment with the Funds’ Board over the course of several meetings. Based on its assessment, DIMA believes that each Fund, as currently structured, would be required to operate as a “prime institutional money market fund” under the new rules. As a prime institutional money market fund, the Portfolio would be required to value its portfolio securities using market-based factors and shareholders of each Fund would be required to buy and sell shares of a Fund based on a floating net asset value per share (“NAV”) (i.e., the Funds would be unable to maintain a stable $1.00 NAV). In addition, each Fund would potentially be subject under certain circumstances to liquidity fees and/or redemption gates as a prime institutional money market fund. After listening to investor feedback, DIMA believes that investors prefer access to stable NAV money market funds (i.e., funds that seek to maintain a $1.00 NAV) that will not be subject to liquidity fees and/or redemption gates. Under the new rules, by operating each Fund as a government money market fund, the Funds will be able to continue to seek to maintain a stable $1.00 NAV and the Portfolio could continue to use the same valuation methods to value its portfolio securities currently employed today. (Although each Fund will seek to maintain a $1.00 NAV, there is no guarantee that each Fund will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, as a government money market fund, each Fund will not be subject to liquidity fees and/or redemption gates. Therefore, DIMA recommended converting each Fund to a government money market fund as a way to allow shareholders to continue to use the Funds as they do today.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental, which means that it is only changeable by a vote of the mutual fund’s shareholders. Each Fund’s Current Concentration Policy states:

“The fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.”

Each Fund’s Current Concentration Policy, which requires the Fund to invest more than 25% of its total assets in obligations of banks and other financial institutions, precludes it from meeting the 99.5% investment requirement to operate as a government money market fund. As a result, DIMA recommended and the Board has approved and recommends that each Fund’s shareholders approve the Proposed Concentration Policy as follows:

“The fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as

3

interpreted or modified by regulatory authority having jurisdiction from time to time.”

Under the Proposed Concentration Policy, each Fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the obligations of banks and other financial institutions. This limitation would not apply to each Fund’s investments in U.S. government securities.

If shareholders approve the Proposal, each Fund will make additional changes, which do not require shareholder approval, that will allow for each Fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these instruments, changing the Fund’s investment objective, and reducing the management fee rate paid by each Fund to DIMA.

If shareholders approve the Proposal, each Fund also intends to change its name as follows:

Current Fund Name	New Fund Name
Cash Management Portfolio	Government Cash Management Portfolio
Cash Management Fund	Deutsche Government Cash Management Fund
Cash Reserves Fund Institutional	Deutsche Government Cash Reserves Fund Institutional
Deutsche Money Market Series	Deutsche Government Money Market Series
Prime Series	Deutsche Government Series

Additionally, under the new rules, a government money market fund is not required to impose liquidity fees or redemption gates, but may elect to do so in the future. If the Proposal is approved by shareholders and each Fund makes the additional changes to operate as a government money market fund, each Fund currently does not intend to impose liquidity fees and/or redemption gates upon the compliance date of the money market reforms. If any Fund were to elect to impose liquidity fees and/or redemption gates in the future, the Fund would provide shareholders with prior notice.

If shareholders approve the Proposal, DIMA currently anticipates that the Proposed Concentration Policy and other changes for each Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the investments of the Portfolio after shareholder approval of the Proposed Concentration Policy. As a result, it is expected that the Portfolio gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Portfolio’s and, therefore, each Feeder’s yield may decrease as more of the Portfolio’s assets are invested in government securities.

If shareholders do not approve the Proposal, each Fund’s Current Concentration Policy will remain in effect and each Fund will be unable to maintain a stable $1.00 share price and would be subject to liquidity fees and/or redemption gates once the new rules take effect. Accordingly, the Board will consider other options in light of the new money market fund rules, that it deems to be in the best interests of each Fund, including, but not limited to, withdrawing as a Feeder from the Portfolio. As noted above, because of the voting requirements for the master-feeder structure, it is possible that the Proposal with respect to the Portfolio will be approved by the requisite vote even if your Feeder casts its votes against the Proposal or that the Proposal with respect to the Portfolio will not be approved by the requisite vote even if your Feeder casts its votes to approve the Proposal.

4

Required Vote

As described above, shareholders of each Feeder are being asked to vote on the Proposal as it relates to the Feeder and also to provide instructions to the Feeder on how to vote the Feeder’s shares in the Portfolio on the Proposal. When a shareholder of a Feeder votes with respect to the Proposal, that vote will also constitute instructions for the Feeder to vote in the same manner on the corresponding proposal for the Portfolio. For each Feeder and the Portfolio, approval of the Proposal with respect to the Feeder or the Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Feeder or the Portfolio. “Majority of the outstanding voting securities,” as defined in the 1940 Act, means the lesser of (A) 67% or more of the voting securities of the Feeder or the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Feeder or the Portfolio are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Feeder or the Portfolio.

Recommendation of the Board

The Board of your Fund believes that the Proposed Concentration Policy is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the Proposed Concentration Policy.

5

ADDITIONAL INFORMATION

Proxy Costs. DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund, which are estimated to be approximately [$ ] in the aggregate for the Funds.

Voting Power. For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For the Portfolio, each Feeder is entitled to a vote proportionate to its shares in the Portfolio. As of October 7, 2015, Prime Series, owned approximately [__%]; Deutsche Money Market Series owned approximately [__%], Cash Management Fund owned approximately [__%] and Cash Reserves Fund Institutional owned approximately [__%] of the value of the outstanding shares in the Portfolio, and Money Market ProFund, a series of ProFunds, owned approximately [__%] of the value of the outstanding shares in the Portfolio. At the level of ownership indicated, Deutsche Money Market Series would be able to determine the outcome of most issues that are submitted to investors to vote upon.

Master-Feeder Structure. Cash Management Fund, Cash Reserves Fund Institutional, Deutsche Money Market Series and Prime Series (each a “Feeder” and collectively, the “Feeders”) each operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Cash Management Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Feeders and invests directly in investment securities and other investments. Each Feeder’s shareholders are being asked to approve the Proposal as it relates to the Feeder. In addition, as a shareholder of the Portfolio, each Feeder is being asked to vote on the Proposal as it relates to the Portfolio. Pursuant to the requirements of the 1940 Act, applicable to a master-feeder structure, each Feeder’s voting rights with respect to the shares of the Portfolio that it holds must be passed through to the Feeder’s own shareholders. Under the 1940 Act, each Feeder must vote its shares of the Portfolio in accordance with the voting instructions received from the Feeder’s shareholders. As a result, if you are a shareholder in a Feeder, in addition to your vote on the Proposal as it relates to your Feeder, you are also being asked to instruct your Feeder on how to vote its shares of the Portfolio on the Proposal. When a shareholder of a Feeder votes with respect to the Proposal, that vote will also constitute instructions for the Feeder to vote in the same manner on the Proposal for the Portfolio.

With respect to the Portfolio, each Feeder will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). The Feeders do not require that a specified number of holders submit voting instructions before a Feeder will vote its shares of the Portfolio at the Meeting. Because each Feeder will use proportional voting to vote its shares of the Portfolio, a small number of shareholders could determine how your Feeder votes if other shareholders fail to vote. In addition, because the Portfolio has multiple feeders (including a feeder being solicited through a separate proxy statement) it is possible that the Proposal with respect to the Portfolio will not be approved by the requisite vote even if your Feeder casts its votes to approve the Proposal. It is also possible that the Proposal with respect to the Portfolio will be approved by the requisite vote even if your Feeder casts its votes against the Proposal.

Quorum and Required Vote. A quorum for the transaction of business at the Meeting requires the presence in person or by proxy at the Meeting of 30% of the shares issued and outstanding and entitled to vote of Cash Management Fund, Cash Reserves Fund Institutional and Deutsche Money Market Series, one-third of the shares issued and outstanding and entitled to vote of Prime Series and one-third of the shares of Cash Management Portfolio. Proxies are being solicited from your Fund’s shareholders by your Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal. The specific voting requirements to approve the Proposal are discussed above in the Proposal.

6

Record Date and Method of Tabulation. Shareholders of record at the close of business on October 7, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. For the Feeders, the tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the Proposal for the Feeders. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit B to this Proxy Statement sets forth information as of October 7, 2015 regarding the ownership of each Fund’s shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of any Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of such Fund's outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost as follows:

Funds	Solicitation Costs
Cash Management Fund	[TBD]
Cash Reserves Fund Institutional	[TBD]
Deutsche Money Market Series	[TBD]
Prime Series	[TBD]

However, the exact cost will depend on the amount and types of services rendered. As noted above, DIMA will pay all costs of the solicitation. If the Funds record votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy

7

materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the Proposal listed on the Proxy Card and to ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter that confirms his or her vote and that asks the shareholder to call [Toll Free Number] immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare toll-free at [Toll Free Number]. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DIMA will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of a Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at One Beacon Street, Boston, Massachusetts 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the applicable Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. For the Feeders, whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. The meeting of the Portfolio may also be adjourned. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the original meeting called. With respect to Prime Series of Cash Reserve Fund, Inc., such adjournment may not extend beyond a date 120 days after the Record Date.

8

Principal Underwriter. The principal underwriter for each Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

9

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Funds at the following address: One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust or Corporation and/or the Funds.

SHAREHOLDERS’ REQUEST FOR A SPECIAL SHAREHOLDER MEETING

For the Feeders, meetings of shareholders of the Trust or Corporation shall be called by the Board Members or such other person or persons as specified in the By-laws of the Trust or Corporation upon the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting. For the Portfolio, meetings of the holders may be called at any time by a majority of the Trustees and shall be called by any Trustees upon written request of Holders holding, in the aggregate, not less than 10% of the shares of the Trust.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE

PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT Computershare AT [TOLL FREE NUMBER]. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

10

EXHIBIT A

SHARES OUTSTANDING AS OF October 7, 2015

1

EXHIBIT B

5% SHAREHOLDERS

(as of October 7, 2015)

No person is known by the Funds to own more than 5% of the outstanding shares of any class of a Fund, except as specified below.

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares in Class

As of October 7, 2015, Prime Series, a series of Cash Reserves Fund, Inc., owned approximately __%; Deutsche Money Market Series owned approximately __%, Cash Management Fund owned approximately __% and Cash Reserves Fund Institutional owned approximately __%, each a series of DWS Money Market Trust, of the value of the outstanding shares in the Portfolio, and Money Market ProFund, a series of ProFunds, owned approximately __% of the value of the outstanding shares in the Portfolio. At the level of ownership indicated, Deutsche Money Market Series would be able to determine the outcome of most issues that are submitted to investors to vote upon.

1

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Joint Special Meeting 345 Park Avenue New York, NY 10154 on December 21, 2015

Please detach at perforation before mailing.

                                                                   PROXY

DWS MONEY MARKET TRUST
CASH MANAGEMENT FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 21, 2015

The undersigned shareholder of Cash Management Fund, a series of DWS Money Market Trust (the “Fund”), hereby appoints John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on Monday, December 21, 2015 at [2:00 p.m.], Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

The Fund operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: [                         ]

VOTE VIA THE TELEPHONE: [              ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 21, 2015.

The Proxy materials for this meeting are available at: [          ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: █

VOTE THE PROPOSAL:

FOR AGAINST ABSTAIN

Approval of a Revised Fundamental Investment Policy Relating to Concentration                                     ☐          ☐       ☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL MATTERS INCIDENT TO THE SPECIAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Joint Special Meeting 345 Park Avenue New York, NY 10154 on December 21, 2015

Please detach at perforation before mailing.

                                                                  PROXY

DWS MONEY MARKET TRUST
CASH RESERVES FUND INSTITUTIONAL

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 21, 2015

The undersigned shareholder of Cash Reserves Fund Institutional, a series of DWS Money Market Trust (the “Fund”), hereby appoints John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on Monday, December 21, 2015 at [2:00 p.m.], Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

The Fund operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: [                         ]

VOTE VIA THE TELEPHONE: [              ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 21, 2015.

The Proxy materials for this meeting are available at: [ ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: █

VOTE THE PROPOSAL:

FOR AGAINST ABSTAIN

Approval of a Revised Fundamental Investment Policy Relating to Concentration                                     ☐          ☐       ☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL MATTERS INCIDENT TO THE SPECIAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Joint Special Meeting 345 Park Avenue New York, NY 10154 on December 21, 2015

Please detach at perforation before mailing.

                                                              PROXY

DWS MONEY MARKET TRUST
DEUTSCHE MONEY MARKET SERIES

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 21, 2015

The undersigned shareholder of Deutsche Money Market Series, a series of DWS Money Market Trust (the “Fund”), hereby appoints John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on Monday, December 21, 2015 at [2:00 p.m.], Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

The Fund operates as a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: [                         ]

VOTE VIA THE TELEPHONE: [              ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 21, 2015.

The Proxy materials for this meeting are available at: [ ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: █

VOTE THE PROPOSAL:

FOR AGAINST ABSTAIN

Approval of a Revised Fundamental Investment Policy Relating to Concentration                                     ☐          ☐       ☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL MATTERS INCIDENT TO THE SPECIAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.